Exhibit 24

                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                               /S/STEPHEN M. CASE
                               Signature


                               STEPHEN M. CASE
                               Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                              /S/ROBERT W. PITTMAN
                              Signature


                              ROBERT W. PITTMAN
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, James F. MacGuidwin, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                               /S/JAMES F. MACGUIDWIN
                               Signature


                               JAMES F. MACGUIDWIN
                               Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                              /S/DANIEL F. AKERSON
                              Signature


                              DANIEL F. AKERSON
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                              /S/FRANK J. CAUFIELD
                              Signature


                              FRANK J. CAUFIELD
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                                 /S/ALEXANDER M. HAIG, JR.
                                 Signature


                                 ALEXANDER M. HAIG, JR.
                                 Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                              /S/WILLIAM N. MELTON
                              Signature


                              WILLIAM N. MELTON
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                              /S/THOMAS MIDDELHOFF
                              Signature


                              THOMAS MIDDELHOFF
                              Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Colin L. Powell, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                               /S/COLIN L. POWELL
                               Signature


                               COLIN L. POWELL
                               Print Name


                                POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Franklin D. Raines, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of December, 1998.


                               /S/FRANKLIN D. RAINES
                               Signature


                               FRANKLIN D. RAINES
                               Print Name